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                               ING PARTNERS, INC.
                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO

                     SUPPLEMENT DATED AUGUST 23, 2004 TO THE
        SERVICE AND ADVISER CLASS PROSPECTUS AND INITIAL CLASS PROSPECTUS
                                DATED MAY 1, 2004

The information in this Supplement updates and amends certain information contained in the May 1, 2004 Prospectuses of ING Partners, Inc. (the "Fund"). You should read this Supplement along with the Prospectuses.


PORTFOLIO MANAGER CHANGE

Effective July 19, 2004 the following language replaces the first three sentences of the fourth paragraph on page 48 and page 44 of the Service and Adviser Class Prospectus and Initial Class Prospectus, respectively:

     Howard Williams, James Fisher and Tim Leask are the individuals primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Williams is a Managing Director and head of JPMorgan Fleming's London based Global Portfolios Group. An employee since 1994, Mr. Williams was previously a senior portfolio manager in the Global Portfolios Group.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE